UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Grand Canyon Education, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.01 per share, voted in person or by proxy at the Annual Meeting was 27,143,476, representing approximately 91.1% of the 29,784,803 shares that were outstanding and entitled to vote as of the record date. The following matters, which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024, were voted upon at the Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes, if applicable, with respect to each such matter is set forth below.

1)	The stockholders elected the nominees listed below as Directors of the Company, each to serve until the Company’s 2025 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified or until his or her earlier resignation or removal.

Director	For	Against	Abstain	Broker Non Votes
Brian E. Mueller	25,137,034	1,255,300	52,589	698,553
Sara Ward	25,500,883	891,459	52,581	698,553
Jack A. Henry	24,899,695	1,480,248	64,980	698,553
Lisa Graham Keegan	24,638,014	1,754,329	52,580	698,553
Chevy Humphrey	25,519,741	872,503	52,679	698,553
Kevin F. Warren	25,849,258	538,984	56,681	698,553
2)	The stockholders approved, on an advisory basis, the compensation of our named executive officers.

	For	Against	Abstain	Broker Non Votes
Compensation of Officers	25,325,005	1,066,884	53,034	698,553

3)	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	For	Against	Abstain
Ratification of KPMG LLP	26,622,748	468,569	52,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

7
GRAND CANYON EDUCATION, INC.

Date:	June 14, 2024	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)